Cash, Cash Equivalents and Investments - Contractual Maturities of Available-for-Sale Investments (Detail) $ in Millions	Feb. 28, 2019 USD ($)
Cost Basis
Due in one year or less	$ 624
Due after five years	17
No fixed maturity	10
Total	651
Fair Value
Due in one year or less	624
Due after five years	19
No fixed maturity	0
Total	$ 643